                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                               ------------------


                  DATE OF REPORT:           APRIL 7, 2003
                                            -------------
                                 (DATE OF EARLIEST EVENT REPORTED)



                              TECHTEAM GLOBAL, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                        0-16284                      38-2774613
-------------------------------        ----------------       -------------------------------
(STATE OR OTHER JURISDICTION OF        (COMMISSION FILE       (I.R.S. EMPLOYER IDENTIFICATION
         INCORPORATION)                    NUMBER)                        NUMBER)



        27335 WEST 11 MILE ROAD
         SOUTHFIELD, MICHIGAN                                   48034
----------------------------------------                      ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)



                                 (248) 357-2866
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5.        OTHER EVENTS AND REGULATION FD DISCLOSURE.
------         -----------------------------------------

                      On April 8, 2003, TechTeam Global, Inc. (the "Company")
             completed a private placement of 689,656 shares of newly created Series A Convertible Preferred Stock ("Series A Preferred Stock") with ChrysCapital II, LLC, ("CCII") a Mauritius limited liability company, in consideration for five million six dollars ($5,000,006) or $7.25 per share. The transaction is documented in the Securities Purchase Agreement ("SPA") between the parties. Series A Preferred Stockholders are currently entitled to a Board seat, and CCII has agreed, through its representative on the Board, to provide advice and guidance to the Company regarding the Company's expansion into India and elsewhere in Asia. The transaction is exempt from registration requirements under section 5 of the Securities Act of 1933 ("Act") under section 4(2) of the Act, as amended, and Rule 506 of Regulation D promulgated by the U.S. Securities and Exchange Commission. The SPA is attached hereto as Exhibit 10.1, and incorporated by reference.

                      A description of the Series A Preferred Stock is set forth in detail in the Certificate of Designations filed by the Company on April 7, 2003, with the Secretary of State for the State of Delaware, ("Certificate of Designations"). The Certificate of Designations set the authorized number of shares of Series A Preferred Stock at 689,656. Certificate of Designations is attached hereto as Exhibit 3.5 and incorporated herein by reference. The powers, rights, restrictions and limitations include:

                               RIGHTS SHARED WITH COMMON STOCK. The holder(s) of
                      Series A Preferred Stock ("Holder") has the right to vote each share of its Series A Preferred Stock as if it were converted to the Company's Common Stock ("Common Stock") on the record date for determination of a common stockholder's entitlement to vote. The Holder will also participate, on the same basis, in any dividends or other distributions made to the holders of Common Stock.

                               CLASS VOTING RIGHTS. The Holder has the right to
                      vote as a class on (i) any amendment of the Company's Certificate of Incorporation which adversely affects the rights of the Holder, including authorizing or creating of any class of stock ranking senior to Series A Preferred Stock; (ii) any increase in the amount of Series A Preferred Stock, or the increase in the authorized amount of any class of stock ranking equal to or senior to the Series A Preferred Stock; and (iii) the redemption of any capital stock of the Company, but not including any stock repurchase program approved by the Company's Board of Directors.

                               CONVERSION. The Holder of Series A Preferred
                      Stock may convert its Series A Preferred Stock share into Common Stock ("Conversion Shares") at any time after the first anniversary of the initial issuance thereof on a one share of Series A Preferred Stock for one share of Common Stock basis. The conversion ratio is subject to adjustment if there is a dilutive issuance as defined in the Certificate of Designations.

                               REDEMPTION. Any of the shares of Series A
                      Preferred Stock that are not
                      converted three years after the initial issuance will be redeemed at the original purchase price (subject to adjustment for a dilutive issuance). The holder also has a "put right" to force the redemption of its shares of Series A Preferred Stock at a price equal to the Redemption Price, exercisable for a period of ninety (90) days after the occurrence of certain events, including but not limited to (i) the removal of William F. Coyro, Jr. without cause, as Chief Executive Officer of the Company by the Board of Directors; or (ii) the Company's net cash is less than six million five hundred thousand dollars ($6,500,000). In the event of a change of control, if the Holder does not convert to Common Stock, the Series A Preferred Stock will automatically be redeemed.

                               LIQUIDATION PREFERENCE. In the event of any
                      liquidation, dissolution or winding up of the affairs of the Company, the Holder will receive in preference to the holders of Common Stock, an amount equal to the initial purchase price (subject to adjustment as set forth above).

                               RESTRICTIONS ON TRANSFER. CCII cannot transfer
                      any of its Series A Preferred Stock within the first year after issuance. CCII can transfer up to 50% of its Series A Preferred Stock during the second year and an unlimited percentage of the Series A Preferred Stock during the third year to qualified investors who are not engaged in a business competitive to the Company. If Series A Preferred Stock are transferred to non-affiliates of CCII, the new holder will not have (1) right to vote as common stock, or
                      (2) the put right if Dr. Coyro is removed as Chief Executive Officer without cause. Further, a subsequent holder cannot transfer their Series A Preferred Stock without the consent of the Company. The Company is also granted a right of first offer to purchase any shares the holder wishes to sell.

                      In connection with the SPA, the Company and CCII also
             entered into a Registration Rights Agreement ("RRA") under which CCII and/or its assignee, after the first year anniversary of April 8, 2003, have been granted certain demand and "piggyback" registration rights with respect to the Conversion Shares. The RRA is attached hereto as Exhibit 10.2.

                      The Company's Board of Directors also expanded the size of its membership to 10 seats to accommodate the seat granted under this transaction. CCII, as the holder of Series A Preferred Stock, has elected Brahmal Vasudevan, age 35. Mr. Vasudevan currently serves as General Partner of ChrysCapital II, LLC and Managing Director of ChrysCapital Investment Advisors [S] Pte Ltd, which manages and advises various ChrysCapital funds including ChrysCapital II, LLC. Mr. Vasudevan has held both positions since 2000. Between 1997 and 2000, Mr. Vasudevan was Director of Marketing at ASTRO, a leading multi-channel DBS pay-TV operator in Southeast Asia. Mr. Vasudevan holds an MBA from the Harvard Business School and graduated with First-class honors in Aeronautical Engineering from Imperial College, University of London.

                      On April 9, 2003, the Company issued a press release
             regarding the transaction; a
             copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.
------         ---------------------------------

               (a)      Financial statements of business acquired.

                                 Not applicable.

               (b)      Pro forma financial information.

                                 Not applicable.
               (c)      Exhibits.

 3.5           Certificate of Designations of the Series A Convertible Preferred
               Stock dated April 7, 2003
10.1           Securities Purchase Agreement between TechTeam Global, Inc. and
               ChrysCapital II, LLC dated April 8, 2003 (excluding Exhibits and
               Schedules thereto*)
10.2           Registration Rights Agreement between TechTeam Global, Inc. and
               ChrysCapital II, LLC dated April 8, 2003
99.1           Press Release of TechTeam Global, Inc., dated April 9, 2003



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          TECHTEAM GLOBAL, INC.



                                          By:  /s/ Michael A. Sosin
                                             -----------------------------------
                                          Michael A. Sosin, Secretary
Date:    April 9, 2003


* Exhibits and Schedules have been purposefully omitted. Copies will be provided to the Securities and Exchange Commission ("SEC") upon request.

                                  EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION
-----------        -----------
 3.5               Certificate of Designations of the Series A Convertible Preferred Stock dated
                   April 7, 2003

10.1               Securities Purchase Agreement between TechTeam Global, Inc. and ChrysCapital II,
                   LLC dated April 8, 2003 (excluding Exhibits and Schedules thereto *)

10.2               Registration Rights Agreement between TechTeam Global, Inc. and ChrysCapital II,
                   LLC dated April 8, 2003

99.1               Press Release of TechTeam Global, Inc. dated April 9, 2003.


* Exhibits and Schedules have been purposefully omitted. Copies will be provided to the SEC upon request.




                                      E-1